UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:
(610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – October 31, 2014
Item 1: Reports to Shareholders

Annual Report | October 31, 2014

Vanguard Windsor™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Windsor Fund
Investor Shares	14.14%
Admiral™ Shares	14.24
Russell 1000 Value Index	16.46
Multi-Cap Value Funds Average	12.18
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.50	$21.98	$0.266	$0.000
Admiral Shares	65.81	74.17	0.970	0.000

1

Chairman’s Letter

Dear Shareholder,

The U.S. market continued to advance over the 12 months ended October 31, 2014, but large-company growth stocks outperformed their value counterparts, reversing a recent trend. Vanguard Windsor Fund returned more than 14%, a result that was 2 percentage points ahead of the average return of peer funds but fell short of the benchmark Russell 1000 Value Index.

It’s worth noting that the average market capitalization of the stocks in the index is higher than that in Windsor’s portfolio. Large-company stocks easily outperformed small-caps during the period, giving the index a distinct advantage. In other periods, including the previous fiscal year, this divergence has helped the fund outpace the index.

If you own Windsor shares in a taxable account, you may wish to review the fund’s after-tax return presented later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine as well as international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance over the 12 months, while stocks from the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

IT winners couldn’t overcome underperformers in other areas
The Windsor Fund looks for stocks that are underappreciated by the market but are expected to ultimately reward long-term investors. Unlike many value funds that focus primarily on traditional value or defensive sectors such as consumer staples, health care, financials, and utilities, Windsor has often charted its own course, seeking underpriced stocks wherever its advisors think they have found ones with potential to eventually outperform the market.

This strategy was evident in the fund’s portfolio composition over the past 12 months. The two advisors, Wellington Management Company and Pzena Investment Management, invested 17% of fund assets on average in the information technology sector, nearly twice the index’s 9% share. IT typically encompasses faster-growing companies favored by growth

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.37%	0.27%	1.24%
The fund expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Value Funds.

4

funds. The advisors’ overweighting of this sector paid off, as the fund’s IT portfolio returned nearly 37%, 6 percentage points above its counterpart in the index. Semiconductor and hardware stocks posted especially strong results for the fund.

That outperformance was not enough to offset the fund’s subpar returns from nearly every other sector. Energy stocks were among the biggest drags. The advisors overweighted oil and gas exploration companies, which were hurt by falling oil prices. Those lower prices did boost the profit margins of refinery firms, but the fund was underweighted in those, further dampening relative returns. These two decisions resulted in a nearly –4% return for the fund’s energy stocks versus the index sector’s return of more than 4%.

Consumer discretionary was another notable laggard. The fund’s portfolio in this sector returned only about 3%, far below the more than 10% for its benchmark counterpart. Media companies and specialty retail stores particularly crimped relative performance.

Financials, by far the largest sector in both the index and the fund, performed well, but the advisors’ selections trailed those in the index by more than 3 percentage

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Windsor Fund Investor Shares	7.55%
Russell 1000 Value Index	7.90
Multi-Cap Value Funds Average	7.01
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

points. Insurance stocks were among the detractors, and the advisors’ overweighting of that industry further hurt.

For more information about the advisors’ approach and the fund’s positioning during the year, please see the Advisors’ Report that follows this letter.

Over the last ten years, the fund has had a solid record of results
Looking at the Windsor Fund’s longer- term record, performance has been solid compared with its peers. The fund’s 7.55% average annual return for Investor Shares over the ten years ended October 31, 2014, was a bit behind that of its index, which, like all indexes, bears no expenses.

The fund’s returns have been positive in nine of its last ten fiscal years, and usually well above the overall market’s long-term averages. The lone negative fiscal year was 2008, when the financial crisis hammered markets worldwide, with Windsor’s focus on out-of-favor companies particularly hurting relative performance. But over the subsequent years, Windsor outperformed its benchmark by more than 2 percentage points in average annual returns.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals.

6

They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

7

Advisors’ Report

For the fiscal year ended October 31, 2014, the Investor Shares of Vanguard Windsor Fund returned 14.14% and the lower-cost Admiral Shares returned 14.24%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on November 18, 2014.

Wellington Management Company, llp

Portfolio Manager:

James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Equity volatility has increased in recent months as the Federal Reserve wound down its monthly bond purchases. Geopolitical tensions and Ebola have also grabbed investors’ attention. The S&P 500 Index provided strong returns over the fiscal year as U.S. economic momentum recovered from a severe and disruptive winter. With other major economies sputtering, global central bank policies

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	12,544	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	29	5,289	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	230	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

have diverged. Although yields on longer-term U.S. Treasury bonds have remained lower than we anticipated, the dollar has strengthened, pressuring commodity prices, most prominently crude oil.

Once again, information technology was our best sector relative to the S&P 500 Index. Three semiconductor stocks provided exceptional returns: Avago Technologies, NXP Semiconductors, and Skyworks Solutions. In each case, we were early in identifying specific growth-fueling trends that were largely ignored in the stocks’ low valuations. As each generation of smart-phones increases in complexity, Avago and Skyworks have earned greater revenue per phone. NXP is a major beneficiary of several powerful trends such as credit-card security, near-field communication (short-range wireless technology), and emerging automotive connectivity opportunities.

We also benefited from not owning any stocks in telecommunication services, the second-worst-performing sector in the S&P 500 Index.

Energy was the worst performer in the broad market and our worst-performing sector on a relative basis. Crude oil prices have fallen 25% in recent months as fears of geopolitical disruption in the Middle East have given way to the reality of a temporarily oversupplied global market. U.S. natural gas prices have also softened as storage levels were refilled during a mild summer. Our positioning is somewhat aggressive, as we have favored more volatile exploration and production companies over the major integrated companies. Although this has hurt short-term performance, we believe that low-cost producers such as Pioneer Natural Resources, Concho Resources, and Southwestern Energy will be able to continue to grow profitably in a low-price environment, while the higher-cost major companies will be under more pressure. Furthermore, these stocks trade well below their net asset values, using current commodity prices, which bolsters our conviction. Looking to 2015, we see mounting budgetary pressures on the major OPEC countries to coordinate a cut in output, while most energy companies will have to modestly reduce spending in response to lower cash flow.

We also lagged in industrials. American Airlines was a winner (not surprisingly, given healthy industry fundamentals, declining fuel costs, and the company’s first dividend in 34 years), but we had some disappointments. A year ago we were too optimistic about European growth prospects, which had underpinned our investment case for stocks such as Rexel and SKF. In engineering and construction, KBR underperformed its peers in winning new business, and Eaton, one of our top holdings, had an uneven year at best. We have sold KBR and SKF and significantly reduced our stake in Rexel, and we are now slightly underweighted in this sector (a reversal from a year ago).

The consumer discretionary sector has been difficult for investors as online competition, evolving consumer tastes, and oversupply challenge traditional business models.

We avoided some higher-growth companies that lagged the market (Amazon and Starbucks) but were hurt by health-products retailer GNC as its sales fell well short of

9

expectations. If they can limit the magnitude of discounting, U.S. retailers are set up for a better holiday season, with two million more people employed than a year ago, some wage growth, higher consumer net worth, a windfall from lower gas prices, ample inventories, and an extra shopping day between Thanksgiving and Christmas.

The health care sector led the S&P 500 Index. Although high valuations have generally kept us away from many sizzling biotechnology stocks, we see underappreciated value in the pipelines of many traditional pharmaceutical companies. Wellington’s experienced health care team has been a deep resource for us in identifying opportunities in immuno-oncology, and Bristol-Myers Squibb is now our largest portfolio holding.

Our performance in the financial sector was mixed. We have favored the insurance industry, where most of our companies have improved profitability despite continued low interest rates.

We look for continuing modest GDP expansion both in the United States and globally. Although markets have recently concluded that easing inflationary pressures from food and energy prices will keep the Fed on hold for longer before raising short-term interest rates, we think an uptick in wage pressures will be an increasing part of the conversation in the first half of 2015. An easing of monetary policies in Japan and Europe will be helpful. We have reduced exposure to the more cyclical sectors but remained slightly overweighted at the end of the period. Our transactions over the fiscal year favored the consumer discretionary, health care, and financial sectors at the expense of industrials and information technology.

Despite a rising market for more than five years, we continue to find opportunities to buy good companies at a discount, and we will look to prudently manage our risk in what promises to be a more volatile environment.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

Our portion of the fund benefited from strong performance by our technology holdings, while our consumer discretionary and energy holdings lagged. We have frequently discussed the compellingly cheap valuations applied to “old tech” companies (in contrast to the heady valuations in “new tech”). Recently, companies in the IT hardware, enterprise software, and semiconductor industries have performed well after delivering consensus-beating results, including Hewlett-Packard, Microsoft, and Intel (among the top contributors to performance over the period), and we have pared our exposures. Hewlett-Packard’s share price has risen sharply from its December 2012 low on the back of solid execution and strong cash-flow generation, which are evidence that management is addressing problems. Although we have taken some profits, the shares remain attractively valued.

10

In consumer discretionary, office supply company Staples was a large detractor from portfolio results because of weaker-than-expected revenues and earnings in the retail segment. Staples is the world’s largest business-to-business internet company, and we believe the delivery side is its real asset. While we expect industry revenues to remain weak, we see further cost-cutting opportunities through reduced retail square footage. General Motors shares were also weak after safety-related recalls. Although the recalls are a setback, the market reaction has become another reason to own the stock, as GM shares have fallen in excess of the company’s recall liabilities.

Our energy holdings were driven lower in September and October after Brent Crude prices declined as Saudi Arabia chose not to defend $100-per-barrel oil in the face of strong supply and slightly weakening demand from China.

Financials produced mixed results. Our exposure includes insurance companies, wealth managers, and banks. Our holdings in money-center and investment banks were strong, but their returns were more than offset by lagging performance from our regional banks and insurance holdings.

As a cautious tone persists among many investors, we find value to be in the “high beta” (high volatility) and economically sensitive sectors. As a result, our largest allocations are to financials, technology, and integrated oil companies. Financials constitute the largest part of our portfolio. Much of this exposure is to big money-center banks, reflecting still-depressed valuations driven by the market’s persistent skepticism about a full recovery for these generally strong franchises. But profitability has partly rebounded, and adjustment to the immense changes in the regulatory landscape is progressing. Although the stock prices of the big money-center banks (such as Citigroup, Bank of America, and JPMorgan Chase) almost doubled in the last two years, we believe those achievements have not been fully recognized in banks’ share prices, and we expect the stocks to do well as drags on earnings dissipate over the next few years.

We continue to focus on technology companies that have the potential to benefit from higher future corporate spending on equipment and services. Despite recent declines in oil prices, we have always viewed the current price to be closer to normal for the long term, and we still consider integrated oil companies to be very cheap as investors continue to overpenalize their lack of reserve growth and heightened global political risk. High-dividend-paying companies with less cyclical earnings profiles—such as utilities, real estate investment trusts (REITs), and pharmaceuticals—trade at premium valuations and thus have little representation in our “deep value” portfolio. We expect our portfolio to benefit as this valuation gap normalizes.

11

Windsor Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.37%	0.27%
30-Day SEC Yield	1.40%	1.50%

Portfolio Characteristics
			DJ
			U.S
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	139	695	3,756
Median Market Cap	$29.8B	$58.1B	$47.3B
Price/Earnings Ratio	16.7x	17.5x	20.4x
Price/Book Ratio	1.9x	1.8x	2.7x
Return on Equity	15.4%	13.8%	17.8%
Earnings Growth
Rate	15.5%	13.0%	15.7%
Dividend Yield	1.8%	2.3%	1.9%
Foreign Holdings	13.7%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	1.9%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.92	0.94
Beta	1.07	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
American International
Group Inc.	Multi-line Insurance	2.1%
MetLife Inc.	Life & Health
	Insurance	2.1
Citigroup Inc.	Diversified Banks	2.1
Bristol-Myers Squibb Co.	Pharmaceuticals	2.1
Wells Fargo & Co.	Diversified Banks	1.8
Aetna Inc.	Managed Health
	Care	1.6
Ameriprise Financial Inc.	Asset Management
	& Custody Banks	1.6
NXP Semiconductor NV	Semiconductors	1.6
Eaton Corp. plc	Electrical
	Components &
	Equipment	1.6
Bank of America Corp.	Diversified Banks	1.5
Top Ten		18.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.38% for Investor Shares and 0.28% for Admiral Shares.

12

Windsor Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.6%	6.2%	12.5%
Consumer Staples	5.0	7.1	8.3
Energy	11.6	12.2	8.5
Financials	27.7	29.5	17.7
Health Care	16.0	13.7	13.9
Industrials	8.0	10.3	11.3
Information
Technology	16.1	9.2	18.8
Materials	2.7	3.2	3.6
Telecommunication
Services	0.0	2.2	2.2
Utilities	1.3	6.4	3.2

13

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor Fund*Investor Shares	14.14%	16.65%	7.55%	$20,711
••••••••	Russell 1000 Value Index	16.46	16.49	7.90	21,393
– – – –	Multi-Cap Value Funds Average	12.18	14.73	7.01	19,684
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	14.24%	16.77%	7.67%	$104,651
Russell 1000 Value Index	16.46	16.49	7.90	106,966
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.00	17.09	8.71	115,300

See Financial Highlights for dividend and capital gains information.
14

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	17.30%	15.46%	7.59%
Admiral Shares	11/12/2001	17.39	15.56	7.71

15

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (11.3%)
	Lennar Corp. Class A	5,181,690	223,227
	Newell Rubbermaid Inc.	6,381,300	212,689
	Lowe’s Cos. Inc.	3,588,500	205,262
	Delphi Automotive plc	2,493,400	171,995
	Ralph Lauren Corp.
	Class A	951,900	156,911
	TJX Cos. Inc.	2,119,000	134,175
*	Toll Brothers Inc.	3,857,000	123,231
	Omnicom Group Inc.	1,462,125	105,068
*	TRW Automotive
	Holdings Corp.	1,020,000	103,377
	Staples Inc.	7,100,921	90,040
	Nordstrom Inc.	1,195,700	86,820
	General Motors Co.	2,546,225	79,952
	Ford Motor Co.	5,290,400	74,542
	Kohl’s Corp.	1,303,475	70,674
*	News Corp. Class A	4,426,075	68,516
	Comcast Corp.	1,155,700	63,725
	Interpublic Group of
	Cos. Inc.	2,732,025	52,974
*	News Corp. Class B	1,469,052	22,109
			2,045,287
Consumer Staples (4.8%)
	BRF SA ADR	6,760,200	176,103
	Ingredion Inc.	2,248,117	173,667
	CVS Health Corp.	1,882,000	161,495
	Japan Tobacco Inc.	2,937,300	101,768
	Wal-Mart Stores Inc.	1,321,900	100,821
	Diageo plc	2,759,687	81,226
	Kellogg Co.	1,198,425	76,651
			871,731
Energy (11.3%)
	BP plc ADR	4,856,800	211,077
	Royal Dutch Shell plc
	ADR	2,891,606	207,588
	Baker Hughes Inc.	3,509,650	185,871
	Pioneer Natural
	Resources Co.	877,200	165,843

			Market
			Value•
		Shares	($000)
	Exxon Mobil Corp.	1,552,175	150,111
	Cameco Corp.	8,344,000	145,019
*	Southwestern Energy Co.	4,454,000	144,800
	Canadian Natural
	Resources Ltd.	3,718,900	129,715
*	Cobalt International
	Energy Inc.	10,822,642	126,733
	National Oilwell Varco Inc.	1,472,700	106,977
	Anadarko Petroleum Corp.	1,018,400	93,469
	Valero Energy Corp.	1,710,400	85,674
	Halliburton Co.	1,513,300	83,443
	Chevron Corp.	616,400	73,937
*	Concho Resources Inc.	457,800	49,914
	Murphy Oil Corp.	826,350	44,119
	Apache Corp.	528,575	40,806
			2,045,096
Financials (27.0%)
	American International
	Group Inc.	7,212,800	386,390
	MetLife Inc.	7,116,725	386,011
	Citigroup Inc.	7,146,075	382,529
	Wells Fargo & Co.	6,197,050	329,001
	Ameriprise Financial Inc.	2,320,300	292,752
	Bank of America Corp.	15,416,100	264,540
	Principal Financial
	Group Inc.	4,549,100	238,236
	XL Group plc Class A	6,564,125	222,393
	Weyerhaeuser Co.	5,771,500	195,423
	PNC Financial Services
	Group Inc.	2,070,250	178,849
	Unum Group	4,937,100	165,195
	SL Green Realty Corp.	1,312,400	151,845
	Public Storage	781,200	144,007
	JPMorgan Chase & Co.	2,330,400	140,943
	Zions Bancorporation	4,609,244	133,530
	Goldman Sachs Group Inc.	638,050	121,223
	State Street Corp.	1,527,775	115,286
	Voya Financial Inc.	2,725,700	106,984
	UBS AG	6,067,175	105,448
	Julius Baer Group Ltd.	2,395,631	104,961

16

Windsor Fund

			Market
			Value•
		Shares	($000)
	Morgan Stanley	2,982,366	104,234
	Axis Capital Holdings Ltd.	1,602,221	77,131
	Progressive Corp.	2,074,375	54,784
	Hartford Financial
	Services Group Inc.	1,382,425	54,716
	Comerica Inc.	1,132,600	54,070
	Willis Group Holdings plc	1,261,950	51,147
	Citizens Financial
	Group Inc.	2,062,250	48,710
	Regions Financial Corp.	4,739,400	47,062
	KeyCorp	3,482,075	45,963
	Fifth Third Bancorp	2,283,800	45,653
*	Genworth Financial Inc.
	Class A	2,832,750	39,630
	Intercontinental
	Exchange Inc.	160,800	33,493
	Invesco Ltd.	695,225	28,136
	Franklin Resources Inc.	453,750	25,233
			4,875,508
Health Care (15.6%)
	Bristol-Myers Squibb Co.	6,408,400	372,905
	Aetna Inc.	3,590,256	296,232
	AstraZeneca plc ADR	2,830,600	206,464
	Medtronic Inc.	2,634,500	179,568
	Roche Holding AG	530,325	156,635
	UnitedHealth Group Inc.	1,547,100	146,990
	Amgen Inc.	839,400	136,134
	Sanofi	1,331,110	123,299
	Eli Lilly & Co.	1,801,500	119,493
	Covidien plc	1,249,000	115,458
	Cigna Corp.	1,133,675	112,880
	Abbott Laboratories	2,532,575	110,395
	Johnson & Johnson	1,018,700	109,795
	Merck & Co. Inc.	1,622,100	93,984
*	Express Scripts
	Holding Co.	1,209,700	92,929
	Teva Pharmaceutical
	Industries Ltd. ADR	1,485,500	83,886
	Becton Dickinson and Co.	613,425	78,948
*	Mylan Inc.	1,446,000	77,433
	McKesson Corp.	364,500	74,143
	Baxter International Inc.	740,613	51,947
	Pfizer Inc.	1,487,900	44,563
*	Laboratory Corp. of
	America Holdings	251,775	27,516
	Quest Diagnostics Inc.	84,561	5,366
			2,816,963
Industrials (7.8%)
	Eaton Corp. plc	4,162,200	284,653
	Raytheon Co.	1,836,100	190,734
*	Sensata Technologies
	Holding NV	3,349,200	163,475
	Dover Corp.	1,663,900	132,180
	Norfolk Southern Corp.	1,191,700	131,850
	Parker-Hannifin Corp.	927,025	117,760

			Market
			Value•
		Shares	($000)
	Honeywell
	International Inc.	1,077,800	103,598
	American Airlines
	Group Inc.	2,041,700	84,424
	Masco Corp.	3,732,548	82,377
	Rexel SA	2,995,662	50,393
	General Dynamics Corp.	216,500	30,258
	L-3 Communications
	Holdings Inc.	211,050	25,634
			1,397,336
Information Technology (15.6%)
*	NXP Semiconductor NV	4,202,300	288,530
*	Arrow Electronics Inc.	4,190,050	238,246
	Cisco Systems Inc.	9,049,025	221,430
	Lam Research Corp.	2,774,000	215,984
	Avago Technologies Ltd.
	Class A	2,247,200	193,821
	Hewlett-Packard Co.	5,372,675	192,771
	SanDisk Corp.	1,989,800	187,320
*	Check Point Software
	Technologies Ltd.	2,258,300	167,679
*	Teradata Corp.	3,564,440	150,847
	Apple Inc.	1,304,800	140,918
	Oracle Corp.	3,368,700	131,548
	Microsoft Corp.	2,556,500	120,028
	Intel Corp.	3,012,125	102,442
	Accenture plc Class A	1,237,300	100,370
	Corning Inc.	4,130,925	84,395
*	Cognizant Technology
	Solutions Corp. Class A	1,655,100	80,852
	Analog Devices Inc.	1,204,000	59,742
	Maxim Integrated
	Products Inc.	1,955,200	57,365
	TE Connectivity Ltd.	865,010	52,878
	Skyworks Solutions Inc.	541,300	31,525
			2,818,691
Materials (2.6%)
	Celanese Corp. Class A	2,445,100	143,601
	Methanex Corp.	2,142,500	127,136
	Reliance Steel &
	Aluminum Co.	1,589,700	107,273
	LyondellBasell Industries
	NV Class A	590,300	54,089
*	Owens-Illinois Inc.	1,570,500	40,472
			472,571
Other (0.3%)
2	Vanguard Value ETF	703,525	58,153

Utilities (1.2%)
	Entergy Corp.	1,307,873	109,887
	PG&E Corp.	1,899,400	95,578
	FirstEnergy Corp.	189,186	7,064
			212,529
Total Common Stocks
(Cost $13,373,266)			17,613,865

17

Windsor Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.6%)
3	Vanguard Market Liquidity
	Fund, 0.114%	289,984,223	289,984

		Face
		Amount
		($000)
Repurchase Agreement (1.2%)
	Bank of America Securities, LLC
	0.090%, 11/3/14 (Dated
	10/31/14, Repurchase Value
	$217,802,000, collateralized
	by Federal Home Loan Mortgage
	Corp. 2.138%–5.968%,
	5/1/34–11/1/44, and Federal
	National Mortgage Assn.
	1.953%–4.069%,
	11/1/20–10/1/44, with a
	value of $222,156,000)	217,800	217,800

U.S. Government and Agency Obligations (0.1%)
[4,6]	Fannie Mae Discount Notes,
	0.080%, 11/5/14	3,000	3,000
[5,6]	Federal Home Loan Bank
	Discount Notes, 0.060%,
	12/31/14	3,500	3,500
5	Federal Home Loan Bank
	Discount Notes, 0.080%,
	2/20/15	2,300	2,300
[4,6]	Freddie Mac Discount Notes,
	0.050%, 1/14/15	4,000	3,999
			12,799
Total Temporary Cash Investments
(Cost $520,583)			520,583
Total Investments (100.4%)
(Cost $13,893,849)			18,134,448

Market
Value•
($000)
Other Assets and Liabilities (-0.4%)
Other Assets	194,613
Liabilities	(265,995)
(71,382)
Net Assets (100%)	18,063,066

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	12,982,237
Undistributed Net Investment Income	52,131
Accumulated Net Realized Gains	783,014
Unrealized Appreciation (Depreciation)
Investment Securities	4,240,599
Futures Contracts	5,285
Foreign Currencies	(200)
Net Assets	18,063,066

Investor Shares—Net Assets
Applicable to 326,596,069 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,178,923
Net Asset Value Per Share—
Investor Shares	$21.98

Admiral Shares—Net Assets
Applicable to 146,743,011 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,884,143
Net Asset Value Per Share—
Admiral Shares	$74.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $9,799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	296,076
Interest[2]	466
Securities Lending	1,569
Total Income	298,111
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,266
Performance Adjustment	4,612
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,317
Management and Administrative—Admiral Shares	11,699
Marketing and Distribution—Investor Shares	1,112
Marketing and Distribution—Admiral Shares	1,391
Custodian Fees	190
Auditing Fees	35
Shareholders’ Reports—Investor Shares	43
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	30
Total Expenses	56,723
Expenses Paid Indirectly	(231)
Net Expenses	56,492
Net Investment Income	241,619
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,558,125
Futures Contracts	38,988
Foreign Currencies	(376)
Realized Net Gain (Loss)	1,596,737
Change in Unrealized Appreciation (Depreciation)
Investment Securities	454,551
Futures Contracts	(4,373)
Foreign Currencies	(284)
Change in Unrealized Appreciation (Depreciation)	449,894
Net Increase (Decrease) in Net Assets Resulting from Operations	2,288,250

1 Dividends are net of foreign withholding taxes of $4,324,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,303,000, $362,000, and $17,300,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	241,619	221,195
Realized Net Gain (Loss)	1,596,737	1,394,140
Change in Unrealized Appreciation (Depreciation)	449,894	2,680,607
Net Increase (Decrease) in Net Assets Resulting from Operations	2,288,250	4,295,942
Distributions
Net Investment Income
Investor Shares	(91,690)	(110,032)
Admiral Shares	(139,380)	(110,078)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(231,070)	(220,110)
Capital Share Transactions
Investor Shares	(810,259)	(1,629,460)
Admiral Shares	545,483	1,318,490
Net Increase (Decrease) from Capital Share Transactions	(264,776)	(310,970)
Total Increase (Decrease)	1,792,404	3,764,862
Net Assets
Beginning of Period	16,270,662	12,505,800
End of Period[1]	18,063,066	16,270,662
1 Net Assets—End of Period includes undistributed net investment income of $52,131,000 and $41,958,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.50	$14.66	$12.92	$12.56	$10.97
Investment Operations
Net Investment Income	. 279.255		.252	.184	.190[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.467	4.839	1.729	. 346	1.586
Total from Investment Operations	2.746	5.094	1.981	.530	1.776
Distributions
Dividends from Net Investment Income	(. 266)	(. 254)	(. 241)	(.170)	(.186)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 266)	(. 254)	(. 241)	(.170)	(.186)
Net Asset Value, End of Period	$21.98	$19.50	$14.66	$12.92	$12.56

Total Return[2]	14.14%	35.17%	15.56%	4.15%	16.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,179	$7,126	$6,711	$6,736	$7,999
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.37%	0.35%	0.39%	0.33%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.49%	1.80%	1.34%	1.59%[1]
Portfolio Turnover Rate	38%	40%	68%	49%	50%
1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, (0.01%), 0.03%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$65.81	$49.47	$43.59	$42.37	$37.01
Investment Operations
Net Investment Income	1.016	. 924	. 900	. 664	. 685[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.314	16.329	5.844	1.171	5.348
Total from Investment Operations	9.330	17.253	6.744	1.835	6.033
Distributions
Dividends from Net Investment Income	(.970)	(. 913)	(. 864)	(. 615)	(. 673)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.970)	(. 913)	(. 864)	(. 615)	(. 673)
Net Asset Value, End of Period	$74.17	$65.81	$49.47	$43.59	$42.37

Total Return	14.24%	35.32%	15.71%	4.26%	16.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,884	$9,144	$5,795	$4,994	$4,680
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.27%	0.25%	0.29%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.59%	1.90%	1.44%	1.70%[1]
Portfolio Turnover Rate	38%	40%	68%	49%	50%
1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.02%, (0.01%), 0.03%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds

24

Windsor Fund

are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $4,612,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $1,781,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2014, these arrangements reduced the fund’s expenses by $231,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

25

Windsor Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:
	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,995,585	618,280	—
Temporary Cash Investments	289,984	230,599	—
Futures Contracts—Assets[1]	2,020	—	—
Futures Contracts—Liabilities[1]	(46)	—	—
Total	17,287,543	848,879	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2014	1,378	138,585	4,731
S&P 500 Index	December 2014	63	31,680	554
				5,285

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized net foreign currency losses of $376,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $29,704,000 from accumulated net realized gains to paid-in capital.

26

Windsor Fund

The fund used capital loss carryforwards of $774,686,000 to offset taxable capital gains realized during the year ended October 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2014, the fund had $80,322,000 of ordinary income and $790,138,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $13,895,637,000. Net unrealized appreciation of investment securities for tax purposes was $4,238,811,000, consisting of unrealized gains of $4,554,912,000 on securities that had risen in value since their purchase and $316,101,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2014, the fund purchased $6,368,949,000 of investment securities and sold $6,524,853,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	534,926	25,704	628,746	36,860
Issued in Lieu of Cash Distributions	89,500	4,227	107,480	6,843
Redeemed	(1,434,685)	(68,755)	(2,365,686)	(135,989)
Net Increase (Decrease)—Investor Shares	(810,259)	(38,824)	(1,629,460)	(92,286)
Admiral Shares
Issued	1,389,863	19,755	1,967,049	33,059
Issued in Lieu of Cash Distributions	128,650	1,799	100,424	1,885
Redeemed	(973,030)	(13,763)	(748,983)	(13,120)
Net Increase (Decrease) —Admiral Shares	545,483	7,791	1,318,490	21,824

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $29,704,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $231,070,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 82.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.14%	16.65%	7.55%
Returns After Taxes on Distributions	13.80	16.35	6.78
Returns After Taxes on Distributions and Sale of Fund Shares	8.26	13.50	6.13

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,049.54	$2.01
Admiral Shares	1,000.00	1,049.91	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.24	$1.99
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122014

Annual Report | October 31, 2014

Vanguard Windsor™ II Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Windsor II Fund
Investor Shares	14.36%
Admiral™ Shares	14.46
Russell 1000 Value Index	16.46
Large-Cap Value Funds Average	14.28
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$36.19	$39.59	$0.838	$0.797
Admiral Shares	64.23	70.27	1.545	1.414

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor II Fund delivered a double-digit advance for the 2014 fiscal year, but its performance didn’t measure up to that of its benchmark index. The fund returned about 14% as the stock market stayed largely productive despite some choppiness. Although Windsor II’s result trailed the more than 16% gain of the Russell 1000 Value Index, it was in line with the average return of its large-capitalization value fund peers.

The fund posted double-digit returns in seven of ten industry sectors. However, the advisors’ stock decisions created a performance drag relative to the benchmark in multiple areas, most notably energy and health care. Superior choices in the industrial sector weren’t enough to outweigh the shortcomings.

If you hold Windsor II shares in a taxable account, you may wish to review the discussion of after-tax returns for the fiscal year that appears later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance for the 12 months, while stocks from the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive results as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Health care and financial stocks affected the fund’s return most
The health care sector stood out over the fiscal year for its impact on the fund’s performance. Windsor II’s health care stocks returned about 19% and accounted for more than 3 percentage points of the fund’s return. Although the advisors’ heavy exposure to the sector proved helpful, their choices within it were not. The health care stocks in the index returned more than 25%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.36%	0.28%	1.14%
The fund expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Value Funds.

Overall, the sector benefited as investors anticipated a rise in spending given the aging population and the expanded number of insured under the Affordable Care Act. Windsor II found success among managed health care companies, but that strong showing wasn’t enough to outweigh disappointments in pharmaceuticals.

The fund’s returns were restrained by investments it held and by some it didn’t.

Information technology results also were mixed. Although the fund’s tech stocks returned about 27% and the advisors’ heavier exposure to the sector was advantageous, the tech holdings in the index soared nearly 31%. An excellent performance within software couldn’t compensate for less stellar results for the fund’s internet, IT services, and semiconductor stocks.

Windsor II’s largest sector and greatest contributor was financials, which added nearly 4 percentage points to the fund’s return. Banks, diversified financial services providers, consumer finance companies, and insurance firms all did well, as the long period of low interest rates and strong financial markets boosted balance sheets.

The advisors’ stock picks were most impressive in industrials, where they largely consisted of aerospace and defense companies. Technological innovation, cost-cutting, and a backlog of sales for these companies offset any weakness stemming from federal budget constraints.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Windsor II Fund Investor Shares	7.90%
Russell 1000 Value Index	7.90
Large-Cap Value Funds Average	6.82
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

On the other hand, stock selection was subpar in the consumer staples, consumer discretionary, and energy sectors. The going was especially tough for energy companies, which slumped as oil prices fell. Windsor II’s energy stocks returned about –4%, compared with about a 4% rise for those in the benchmark, as the fund’s oil and gas drillers and equipment and service providers struggled.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

The fund’s decade-long record surpassed that of its peers
Five advisors are responsible for managing Vanguard Windsor II Fund’s portfolio. The common denominator is large-cap value stocks, but each advisor brings a different investment style and process to the mix. Although these diversified strategies may reduce portfolio volatility and position the fund for potential long-term success, the fund has often struggled to outperform its benchmark when markets are robust. This was the case over the most recent period as the stock market’s recovery from the financial crisis extended into a sixth year.

The fund’s results look better through a long-term lens. Over the decade ended October 31, 2014, Windsor II’s Investor Shares recorded an average annual return of 7.90%, virtually matching that of the fund’s benchmark index and exceeding the peer-group average of 6.82%.

In addition to the experience and skill of its advisors, the fund is helped by its low costs, which allow you to retain a larger share of its return.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

Advisors’ Report

For the 12 months ended October 31, 2014, Vanguard Windsor II Fund returned about 14%. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 18, 2014.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	30,394	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	8,390	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	12	5,790	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	10	5,165	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Equity Investment	0	244	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	0	226	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:

James P. Barrow, Executive Director

Associate Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

The conventional wisdom in early 2014 held that interest rates would rise as the Federal Reserve ended its quantitative easing program and that oil prices would rise given improving economic growth as well as geopolitical tensions.

The 10-year U.S. Treasury yield is now well below that of a year ago. Even though the Fed wound down its bond-buying, pressure on U.S. yields came from the European and Japanese central banks as they intensified their own stimulus efforts. Low interest rates continue to spur investors to take on more risk to achieve higher returns, and dividend-paying stocks generally lagged. This pattern has generally been in place since the Great Recession and has not been favorable for our strategy. However, history shows that these periods do not last forever.

Oil prices declined sharply as growth in Europe and emerging markets disappointed and as fears of geopolitical supply disruptions proved overblown. Lower oil prices should benefit the U.S. economic recovery and provide a lift to consumer spending.

We continue to watch for areas where conventional wisdom may prove incorrect, and we remain steadfast in our belief that buying high-quality businesses at an attractive valuation matters more in the long run than taking on greater risk for higher returns that could reverse in a more normal interest rate environment.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index rose 17.27% over the period. During the last two months of 2013, investors weighed the prospects of improving economic conditions against the likelihood that the Federal Reserve would soon begin tapering its bond-buying program. Ultimately, investors cheered the Fed’s December 2013 announcement that it would start reducing its monthly bond purchases by $10 billion, as the move underscored Fed officials’ belief that the country’s economic recovery was sustainable.

Stocks were somewhat volatile in the new year, as some investors speculated that the Fed might begin to raise short-term interest rates sooner than expected. However, much of the volatility seen at the start of calendar 2014 diminished in the second quarter, with the Chicago Board Options Exchange Volatility Index (VIX) hitting lows not reached since 2007. The economy rebounded strongly from a first-quarter contraction, posting annualized gross domestic product (GDP) growth above expectations in the second and third quarters. Markets hit new highs in the final months of the fiscal year as confidence in the U.S. economy allowed investors to largely shrug off widespread geopolitical tensions in Eastern Europe and the Middle East, as well as concerns about slowing growth in European and Asian economies.

The portfolio benefited from stock selection in the consumer discretionary sector, where top contributors included Advance Auto Parts and Norwegian Cruise Lines. Stock selection in consumer staples also helped; top contributors included Molson Coors and Kellogg’s. The Kellogg’s holding was sold in July as the stock approached the portfolio management team’s target valuation.

Selection in both energy and health care hurt performance. In energy, key detractors included Transocean and Anadarko; in health care, they included Pfizer and Gilead Sciences. The Gilead holding was sold in April as the stock approached the team’s target valuation.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

The S&P 500 Index returned more than 17% for the 12 months, closing at a record high. The U.S. economy has shown signs of improvement, particularly in the housing and labor markets. Strong corporate earnings have also supported the rise in equity prices and kept valuations in check. Concerns about a slowdown in emerging markets or Europe or both, combined with elevated stock prices and geopolitical unrest, have produced a somewhat skittish equity market. The VIX, which has been coined the “fear index,” spiked to 26 in mid-October, just months after reaching a seven-year low in June that approached 10. We had expected bouts of elevated volatility, and they happened more quickly and vigorously than we anticipated. Turmoil overseas could prompt additional bouts of volatility, and we believe we are well-positioned for them; we remain focused on valuation support, strong balance sheets, sustainable cash flows, and prudent capital allocation.

Stock selection in energy and an overweight position in the consumer discretionary sector hurt performance. The largest individual detractors were Cobalt International Energy, Sanofi, and

Vodafone. Favorable selection in industrials and an overweight position in information technology contributed to performance. The largest individual contributors were Hewlett-Packard, Microsoft, and WellPoint.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Continuing improvement in the financial condition of U.S. households is expected to lead to faster economic growth and an eventual normalization of interest rates. Our portfolio is positioned to benefit from both trends. Faster growth should translate to improved revenue and earnings for home builders, retailers, and auto-related companies, all of which are important investments. Rising interest rates should enhance the earnings power of the financial stocks in our portfolio. Our investments in information technology companies should benefit from faster growth as well, augmented by new product innovation. Our health care investments remain attractive and offer ballast should the economy not respond as expected.

We have sharply reduced investments in the energy sector, as we expect excess capacity to place considerable pressure on product prices and company earnings. Falling energy prices are not all bad, however, as they will improve consumers’ real spendable income and thus enhance prospects for economic growth. Investment returns for the portfolio are slightly behind the U.S. benchmark so far this year because of holdings in Europe and Asia. These investments are in strong, well-positioned companies whose stocks sell at a large discount to those of similar U.S. companies. Thus, we believe their potential for price appreciation is well above that of our U.S. holdings.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Over the 12 months, U.S. equities demonstrated robust performance driven by strong local economic news. GDP has been growing at a steady pace, while unemployment dipped below 6%. Consumer credit has slowly been expanding, while inflation has been below the Fed’s target. The positive economic environment plus decent corporate earnings fueled the U.S. equity market to a 16.07% return as measured by the Russell 3000 Index. Value-oriented stocks lagged growth stocks, while large-capitalization stocks outperformed smaller-caps.

Our valuation, market sentiment, and growth indicators helped performance, while our management decisions and quality indicators detracted from it. Relative to our benchmark, we produced positive excess returns in seven of ten sectors. Company selection in industrials and materials contributed the most to our relative return. In industrials, General Dynamics, Lockheed Martin, and Northrop Grumman added the most to results, as did United States Steel and Westlake Chemical in materials.

Unfortunately, holdings in Autoliv and Staples, both in consumer discretionary, detracted from relative performance.

Windsor II Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.36%	0.28%
30-Day SEC Yield	2.20%	2.28%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	268	695	3,756
Median Market Cap	$68.1B	$58.1B	$47.3B
Price/Earnings Ratio	16.4x	17.5x	20.4x
Price/Book Ratio	2.1x	1.8x	2.7x
Return on Equity	17.2%	13.8%	17.8%
Earnings Growth
Rate	15.8%	13.0%	15.7%
Dividend Yield	2.6%	2.3%	1.9%
Foreign Holdings	9.5%	0.0%	0.0%
Turnover Rate	27%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.8%	6.2%	12.5%
Consumer Staples	9.1	7.1	8.3
Energy	10.6	12.2	8.5
Financials	22.6	29.5	17.7
Health Care	16.2	13.7	13.9
Industrials	9.3	10.3	11.3
Information
Technology	13.8	9.2	18.8
Materials	0.7	3.2	3.6
Telecommunication
Services	2.8	2.2	2.2
Utilities	4.1	6.4	3.2

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.93
Beta	0.94	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.0%
JPMorgan Chase & Co.	Diversified Banks	2.7
Medtronic Inc.	Health Care
	Equipment	2.5
Wells Fargo & Co.	Diversified Banks	2.4
Pfizer Inc.	Pharmaceuticals	2.4
Philip Morris
International Inc.	Tobacco	2.3
Citigroup Inc.	Diversified Banks	2.3
Intel Corp.	Semiconductors	2.2
General Dynamics Corp.	Aerospace &
	Defense	2.1
Sanofi	Pharmaceuticals	2.0
Top Ten		23.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor II Fund Investor Shares	14.36%	15.24%	7.90%	$21,391
••••••••	Russell 1000 Value Index	16.46	16.49	7.90	21,393
– – – –	Large-Cap Value Funds Average	14.28	14.40	6.82	19,347
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	14.46%	15.33%	8.00%	$107,961
Russell 1000 Value Index	16.46	16.49	7.90	106,966
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.00	17.09	8.71	115,300

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	17.58%	14.67%	7.86%
Admiral Shares	5/14/2001	17.67	14.77	7.96

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (10.4%)
	Target Corp.	13,316,400	823,220
	Ford Motor Co.	53,124,500	748,524
	Johnson Controls Inc.	15,057,700	711,476
	Advance Auto Parts Inc.	2,828,258	415,641
	Viacom Inc. Class B	3,036,000	220,656
	Omnicom Group Inc.	2,743,050	197,116
*	Norwegian Cruise Line
	Holdings Ltd.	4,942,500	192,757
	Comcast Corp.	3,021,649	166,614
	Delphi Automotive plc	1,767,004	121,888
*	Bed Bath & Beyond Inc.	1,756,082	118,255
	McDonald’s Corp.	1,260,900	118,184
	General Motors Co.	3,614,700	113,502
	DR Horton Inc.	4,937,400	112,523
*	Madison Square Garden
	Co. Class A	1,402,942	106,287
	Genuine Parts Co.	1,025,181	99,525
	Renault SA	1,043,271	77,715
	Time Warner Cable Inc.	521,600	76,785
	Volkswagen AG
	Preference Shares	359,620	76,692
	Interpublic Group of
	Cos. Inc.	3,782,100	73,335
	Macy’s Inc.	1,112,600	64,331
	Honda Motor Co. Ltd.
	ADR	1,904,300	61,166
*	Houghton Mifflin
	Harcourt Co.	2,954,900	59,128
*	ServiceMaster Global
	Holdings Inc.	2,284,400	54,780
*	Meritage Homes Corp.	1,291,708	47,522
*	Bloomin’ Brands Inc.	2,488,700	47,061
	Dick’s Sporting Goods
	Inc.	1,006,570	45,668
	Ryland Group Inc.	1,244,422	44,563
*,^	JC Penney Co. Inc.	5,622,400	42,786
	Hasbro Inc.	726,500	41,796

			Market
			Value•
		Shares	($000)
	Hyundai Motor Co.	222,182	35,435
	Nordstrom Inc.	440,600	31,992
	Lowe’s Cos. Inc.	543,500	31,088
	Carnival Corp.	758,100	30,438
	Hanesbrands Inc.	14,300	1,510
	Best Buy Co. Inc.	42,300	1,444
	Lear Corp.	15,150	1,401
	Expedia Inc.	16,400	1,393
	Cablevision Systems
	Corp. Class A	73,100	1,361
	Autoliv Inc.	8,200	752
	Foot Locker Inc.	12,700	711
	Royal Caribbean Cruises
	Ltd.	8,500	578
*	News Corp. Class B	38,000	572
	H&R Block Inc.	13,800	446
	Kohl’s Corp.	5,100	277
			5,218,894
Consumer Staples (8.8%)
	Philip Morris
	International Inc.	12,988,153	1,156,075
	Wal-Mart Stores Inc.	11,781,205	898,553
	Imperial Tobacco Group
	plc ADR	8,734,425	760,943
	Altria Group Inc.	12,395,632	599,205
	Diageo plc ADR	3,684,120	434,616
	Molson Coors Brewing
	Co. Class B	3,260,025	242,481
	Sysco Corp.	4,473,656	172,415
	Mondelez International
	Inc. Class A	1,544,200	54,448
	Kellogg Co.	652,000	41,702
	Bunge Ltd.	358,300	31,763
	Procter & Gamble Co.	72,290	6,309
	PepsiCo Inc.	34,800	3,347
	Coca-Cola Co.	69,800	2,923
	Archer-Daniels-Midland
	Co.	42,400	1,993
	Kimberly-Clark Corp.	17,400	1,988

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Dr Pepper Snapple
	Group Inc.	25,100	1,738
	Tyson Foods Inc. Class A	37,300	1,505
*	Pilgrim’s Pride Corp.	40,300	1,145
	Kroger Co.	16,700	930
	Herbalife Ltd.	2,500	131
			4,414,210
Energy (10.2%)
	ConocoPhillips	11,932,389	860,922
	Phillips 66	9,414,426	739,033
	Occidental Petroleum
	Corp.	8,245,207	733,246
	BP plc ADR	15,549,869	675,797
^	Seadrill Ltd.	16,547,907	380,602
	Marathon Petroleum
	Corp.	3,869,798	351,765
	Apache Corp.	2,334,300	180,208
	Royal Dutch Shell plc
	ADR	2,247,044	161,315
	Devon Energy Corp.	2,155,600	129,336
*	Cobalt International
	Energy Inc.	10,981,200	128,590
^	Transocean Ltd.	3,672,285	109,544
	HollyFrontier Corp.	2,399,500	108,889
	Marathon Oil Corp.	2,617,700	92,667
	CONSOL Energy Inc.	2,323,020	85,487
	EOG Resources Inc.	861,600	81,895
	Murphy Oil Corp.	1,480,300	79,033
	Anadarko Petroleum
	Corp.	845,600	77,609
	Valero Energy Corp.	1,253,200	62,773
	Chevron Corp.	362,899	43,530
*	Kosmos Energy Ltd.	3,010,100	28,084
	Exxon Mobil Corp.	119,582	11,565
	Gazprom OAO ADR	1,553,600	10,311
	National Oilwell Varco
	Inc.	17,900	1,300
*	Newfield Exploration Co.	29,800	972
	Hess Corp.	1,825	155
	Superior Energy Services
	Inc.	6,000	151
			5,134,779
Financials (21.9%)
	JPMorgan Chase & Co.	22,507,809	1,361,272
	Wells Fargo & Co.	22,861,273	1,213,705
	Citigroup Inc.	21,163,344	1,132,874
	PNC Financial Services
	Group Inc.	11,164,068	964,464
	Bank of America Corp.	55,807,826	957,662
	American Express Co.	10,440,896	939,159
	Capital One Financial
	Corp.	10,237,338	847,344
	XL Group plc Class A	12,711,132	430,653
	Navient Corp.	15,765,352	311,839

			Market
			Value•
		Shares	($000)
	American International
	Group Inc.	4,422,600	236,919
	Lincoln National Corp.	3,280,261	179,627
	Intercontinental
	Exchange Inc.	817,700	170,319
	MetLife Inc.	2,923,300	158,560
	Goldman Sachs
	Group Inc.	816,479	155,123
	Corrections Corp. of
	America	4,161,434	153,058
	SLM Corp.	15,720,252	150,128
	SunTrust Banks Inc.	3,666,167	143,494
	Morgan Stanley	4,087,500	142,858
	Hartford Financial
	Services Group Inc.	3,589,600	142,076
	Regions Financial Corp.	12,804,000	127,144
	CBOE Holdings Inc.	1,948,300	114,833
	Barclays plc	29,188,345	111,885
	BNP Paribas SA	1,734,985	109,408
*	Ally Financial Inc.	4,463,800	101,328
	Aon plc	1,166,800	100,345
	Citizens Financial
	Group Inc.	4,208,700	99,409
	Allstate Corp.	1,333,100	86,452
	Unum Group	2,534,500	84,804
	Voya Financial Inc.	1,825,200	71,639
	Bank of New York
	Mellon Corp.	1,455,300	56,349
	Prudential Financial Inc.	520,837	46,115
	Nordea Bank AB	3,482,300	44,658
	US Bancorp	73,749	3,142
	Travelers Cos. Inc.	22,100	2,228
	Discover Financial
	Services	27,000	1,722
	CIT Group Inc.	30,900	1,512
	KeyCorp	112,400	1,484
	Everest Re Group Ltd.	8,500	1,450
	WR Berkley Corp.	28,100	1,448
	Reinsurance Group of
	America Inc. Class A	16,800	1,415
	PartnerRe Ltd.	12,100	1,400
	RenaissanceRe
	Holdings Ltd.	12,800	1,323
	Health Care REIT Inc.	17,600	1,252
	Santander Consumer
	USA Holdings Inc.	66,900	1,238
	Validus Holdings Ltd.	29,100	1,158
	Host Hotels & Resorts
	Inc.	46,200	1,077
	Vornado Realty Trust	9,700	1,062
	HCP Inc.	23,000	1,011
	Axis Capital Holdings
	Ltd.	18,000	866

Windsor II Fund

			Market
			Value•
		Shares	($000)
	UDR Inc.	28,200	852
	SL Green Realty Corp.	7,100	821
	Hospitality Properties Trust	25,800	764
	Weingarten Realty Investors	17,900	649
	Brixmor Property Group Inc.	25,600	624
	Huntington Bancshares Inc.	45,400	450
	Iron Mountain Inc.	10,400	375
	Public Storage	1,900	350
	Digital Realty Trust Inc.	1,800	124
	Alexandria Real Estate
	Equities Inc.	600	50
	Kimco Realty Corp.	100	2
			10,975,352
Health Care (15.7%)
	Medtronic Inc.	18,266,300	1,245,031
	Pfizer Inc.	40,512,681	1,213,355
	Johnson & Johnson	8,952,891	964,943
	Sanofi ADR	19,404,400	897,260
	WellPoint Inc.	6,595,607	835,597
	Merck & Co. Inc.	10,336,500	598,897
	Zoetis Inc.	10,415,790	387,051
	UnitedHealth Group Inc.	3,867,600	367,461
	Baxter International Inc.	3,957,500	277,579
	Eli Lilly & Co.	3,255,800	215,957
	GlaxoSmithKline plc ADR	2,800,700	127,404
	St. Jude Medical Inc.	1,912,516	122,726
	Aetna Inc.	1,474,500	121,661
	Sanofi	1,296,300	120,075
*	Mylan Inc.	1,505,400	80,614
	Humana Inc.	538,800	74,812
*	Express Scripts Holding
	Co.	820,000	62,992
	AbbVie Inc.	717,127	45,509
	Covidien plc	379,400	35,072
	Zimmer Holdings Inc.	284,900	31,692
	Quest Diagnostics Inc.	477,400	30,296
	GlaxoSmithKline plc	766,646	17,379
	Cardinal Health Inc.	22,800	1,789
	Omnicare Inc.	21,700	1,445
	Cigna Corp.	13,700	1,364
*	Boston Scientific Corp.	48,500	644
*	Quintiles Transnational
	Holdings Inc.	8,600	503
	Bristol-Myers Squibb Co.	5,053	294
			7,879,402
Industrials (8.9%)
	General Dynamics Corp.	7,589,060	1,060,647
	Raytheon Co.	8,150,156	846,638
	Honeywell International
	Inc.	8,416,761	809,019
	Emerson Electric Co.	9,047,200	579,564
2	Xylem Inc.	10,674,199	388,114
	Parker-Hannifin Corp.	798,500	101,433
	Cummins Inc.	663,100	96,932

			Market
			Value•
		Shares	($000)
	Tyco International Ltd.	2,118,100	90,930
	General Electric Co.	3,434,754	88,651
	Stanley Black & Decker
	Inc.	935,600	87,610
	American Airlines Group
	Inc.	2,038,200	84,280
	Boeing Co.	556,000	69,450
	PACCAR Inc.	881,800	57,599
	Northrop Grumman Corp.	240,376	33,162
	Rockwell Collins Inc.	363,600	30,597
	Embraer SA ADR	747,100	28,868
	CNH Industrial NV	3,133,200	25,536
	Illinois Tool Works Inc.	17,700	1,612
	Cintas Corp.	19,600	1,435
	Lockheed Martin Corp.	7,400	1,410
*	Spirit AeroSystems
	Holdings Inc. Class A	33,900	1,334
	L-3 Communications
	Holdings Inc.	5,900	717
	3M Co.	3,200	492
	Waste Management Inc.	7,800	381
	Manpowergroup Inc.	2,750	183
	Dover Corp.	2,300	183
			4,486,777
Information Technology (13.3%)
	Microsoft Corp.	31,600,145	1,483,627
	Intel Corp.	32,357,700	1,100,485
	Oracle Corp.	21,793,700	851,044
	Apple Inc.	5,081,121	548,761
	Cisco Systems Inc.	13,805,400	337,818
	Corning Inc.	14,609,800	298,478
	Xerox Corp.	17,933,875	238,162
	Hewlett-Packard Co.	5,952,250	213,567
	EMC Corp.	6,220,600	178,718
	Visa Inc. Class A	739,900	178,634
	Samsung Electronics
	Co. Ltd.	133,900	155,118
	International Business
	Machines Corp.	929,425	152,797
	Teradyne Inc.	7,099,800	130,636
*	NXP Semiconductor NV	1,375,675	94,454
*	Check Point Software
	Technologies Ltd.	1,195,600	88,773
	QUALCOMM Inc.	1,106,400	86,863
*	Vantiv Inc. Class A	2,587,000	79,990
	Texas Instruments Inc.	1,352,200	67,150
*	Citrix Systems Inc.	1,007,500	64,712
	SanDisk Corp.	608,700	57,303
	Telefonaktiebolaget LM
	Ericsson ADR	4,785,700	56,663
	Maxim Integrated
	Products Inc.	1,891,300	55,491
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	1,904,500	41,937

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Google Inc. Class C	70,925	39,653
*	Google Inc. Class A	69,825	39,652
*	Teradata Corp.	681,700	28,850
	TE Connectivity Ltd.	445,875	27,256
	Western Digital Corp.	18,100	1,781
	Computer Sciences Corp.	23,700	1,432
	Skyworks Solutions Inc.	20,900	1,217
*	CommScope Holding Co.
	Inc.	55,000	1,185
	Harris Corp.	7,100	494
	Marvell Technology Group
	Ltd.	27,100	364
	Western Union Co.	19,600	332
	NVIDIA Corp.	12,700	248
	Symantec Corp.	8,300	206
*	Synopsys Inc.	200	8
			6,703,859
Materials (0.7%)
	Eastman Chemical Co.	1,861,270	150,353
	International Paper Co.	2,209,600	111,850
	Carpenter Technology
	Corp.	1,363,400	68,238
	LyondellBasell Industries
	NV Class A	24,420	2,238
	Dow Chemical Co.	40,900	2,020
	CF Industries Holdings Inc. 6,100		1,586
	United States Steel Corp.	30,600	1,225
	Avery Dennison Corp.	25,700	1,204
	Westlake Chemical Corp.	5,800	409
	EI du Pont de Nemours
	& Co.	4,750	329
			339,452
Other (0.3%)
3	Vanguard Value ETF	1,261,200	104,251
	SPDR S&P 500 ETF Trust	203,430	41,023
			145,274
Telecommunication Services (2.7%)
	Verizon Communications
	Inc.	12,574,509	631,869
	AT&T Inc.	16,292,107	567,617
	Vodafone Group plc ADR	4,307,936	143,110
			1,342,596
Utilities (4.0%)
	Public Service Enterprise
	Group Inc.	19,537,458	807,092
2	CenterPoint Energy Inc.	25,726,413	631,584
	Entergy Corp.	5,432,878	456,470
	NRG Energy Inc.	2,142,800	64,241

			Market
			Value•
		Shares	($000)
	PPL Corp.	845,100	29,570
*	Calpine Corp.	418,200	9,543
	Southern Co.	49,700	2,304
	Exelon Corp.	58,600	2,144
	American Electric Power
	Co. Inc.	35,700	2,083
	Edison International	29,700	1,859
	UGI Corp.	39,150	1,476
	Consolidated Edison Inc.	22,700	1,438
	AGL Resources Inc.	26,600	1,434
	Duke Energy Corp.	1,200	99
			2,011,337
Total Common Stocks
(Cost $34,954,468)			48,651,932
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.2%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.114%	1,585,064,000	1,585,064

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6	Federal Home Loan
	Bank Discount Notes,
	0.038%, 11/19/14	6,000	6,000
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.072%, 11/21/14	100	100
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.050%, 12/10/14	9,200	9,199
			15,299
Total Temporary Cash Investments
(Cost $1,600,364)			1,600,363
Total Investments (100.1%)
(Cost $36,554,832)			50,252,295
Other Assets and Liabilities (-0.1%)
Other Assets			299,670
Liabilities[5]			(342,171)
			(42,501)
Net Assets (100%)			50,209,794

Windsor II Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	32,935,718
Undistributed Net Investment Income	284,250
Accumulated Net Realized Gains	3,290,085
Unrealized Appreciation (Depreciation)
Investment Securities	13,697,463
Futures Contracts	2,297
Foreign Currencies	(19)
Net Assets	50,209,794

Investor Shares—Net Assets
Applicable to 437,267,711 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,311,658
Net Asset Value Per Share—
Investor Shares	$39.59

Admiral Shares—Net Assets
Applicable to 468,182,123 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,898,136
Net Asset Value Per Share—
Admiral Shares	$70.27

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $154,673,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 2.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $161,385,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,899,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1]	1,270,804
Interest	1,422
Securities Lending	2,846
Total Income	1,275,072
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,399
Performance Adjustment	(1,973)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	36,082
Management and Administrative—Admiral Shares	37,403
Marketing and Distribution—Investor Shares	2,757
Marketing and Distribution—Admiral Shares	4,654
Custodian Fees	409
Auditing Fees	37
Shareholders’ Reports—Investor Shares	172
Shareholders’ Reports—Admiral Shares	177
Trustees’ Fees and Expenses	81
Total Expenses	148,198
Expenses Paid Indirectly	(1,207)
Net Expenses	146,991
Net Investment Income	1,128,081
Realized Net Gain (Loss)
Investment Securities Sold	3,492,946
Futures Contracts	30,707
Foreign Currencies	(105)
Realized Net Gain (Loss)	3,523,548
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,826,855
Futures Contracts	(7,973)
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	1,818,861
Net Increase (Decrease) in Net Assets Resulting from Operations	6,470,490
1 Dividends are net of foreign withholding taxes of $9,039,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,128,081	952,078
Realized Net Gain (Loss)	3,523,548	2,974,152
Change in Unrealized Appreciation (Depreciation)	1,818,861	5,704,925
Net Increase (Decrease) in Net Assets Resulting from Operations	6,470,490	9,631,155
Distributions
Net Investment Income
Investor Shares	(395,962)	(420,360)
Admiral Shares	(690,363)	(507,947)
Realized Capital Gain
Investor Shares	(385,723)	—
Admiral Shares	(613,548)	—
Total Distributions	(2,085,596)	(928,307)
Capital Share Transactions
Investor Shares	(2,347,152)	(4,141,562)
Admiral Shares	2,545,234	3,777,991
Net Increase (Decrease) from Capital Share Transactions	198,082	(363,571)
Total Increase (Decrease)	4,582,976	8,339,277
Net Assets
Beginning of Period	45,626,818	37,287,541
End of Period[1]	50,209,794	45,626,818
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $284,250,000 and $242,599,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$36.19	$29.33	$25.68	$24.37	$22.22
Investment Operations
Net Investment Income	. 868.740		.644	.557	.495
Net Realized and Unrealized Gain (Loss)
on Investments	4.167	6.842	3.627	1.276	2.151
Total from Investment Operations	5.035	7.582	4.271	1.833	2.646
Distributions
Dividends from Net Investment Income	(.838)	(.722)	(. 621)	(. 523)	(. 496)
Distributions from Realized Capital Gains	(.797)	—	—	—	—
Total Distributions	(1.635)	(.722)	(. 621)	(. 523)	(. 496)
Net Asset Value, End of Period	$39.59	$36.19	$29.33	$25.68	$24.37

Total Return[1]	14.36%	26.26%	16.90%	7.48%	12.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,312	$18,034	$18,255	$19,010	$20,921
Ratio of Total Expenses to Average Net Assets[2]	0.36%	0.36%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.25%	2.30%	2.11%	2.08%
Portfolio Turnover Rate	27%	27%	22%	23%	29%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$64.23	$52.06	$45.59	$43.26	$39.46
Investment Operations
Net Investment Income	1.601	1.366	1.188	1.025	.914
Net Realized and Unrealized Gain (Loss)
on Investments	7.398	12.134	6.424	2.264	3.811
Total from Investment Operations	8.999	13.500	7.612	3.289	4.725
Distributions
Dividends from Net Investment Income	(1.545)	(1.330)	(1.142)	(.959)	(.925)
Distributions from Realized Capital Gains	(1.414)	—	—	—	—
Total Distributions	(2.959)	(1.330)	(1.142)	(.959)	(.925)
Net Asset Value, End of Period	$70.27	$64.23	$52.06	$45.59	$43.26

Total Return	14.46%	26.36%	16.98%	7.56%	12.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,898	$27,593	$19,032	$14,771	$13,381
Ratio of Total Expenses to Average Net Assets[1]	0.28%	0.28%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.33%	2.38%	2.19%	2.16%
Portfolio Turnover Rate	27%	27%	22%	23%	29%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.02%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

Windsor II Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index. Until February 2014, a portion of the fund was managed by Armstrong Shaw Associates Inc. The basic fee paid to Armstrong Shaw Associates Inc. was subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $234,000 for the year ended October 31, 2014.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $1,973,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $4,964,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2014, these arrangements reduced the fund’s expenses by $1,207,000 (an annual rate of 0.00% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	47,893,256	758,676	—
Temporary Cash Investments	1,585,064	15,299	—
Futures Contracts—Assets[1]	1,847	—	—
Futures Contracts—Liabilities[1]	(200)	—	—
Total	49,479,967	773,975	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2014	1,268	127,523	2,288
S&P 500 Index	December 2014	1	503	9
				2,297

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Windsor II Fund

During the year ended October 31, 2014, the fund realized net foreign currency losses of $105,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $222,460,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $716,339,000 of ordinary income and $2,935,979,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $36,560,619,000. Net unrealized appreciation of investment securities for tax purposes was $13,691,676,000, consisting of unrealized gains of $16,412,963,000 on securities that had risen in value since their purchase and $2,721,287,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2014, the fund purchased $12,687,394,000 of investment securities and sold $13,436,546,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	979,531	25,949	1,115,392	34,532
Issued in Lieu of Cash Distributions	763,842	21,030	410,628	13,200
Redeemed	(4,090,525)	(108,094)	(5,667,582)	(171,744)
Net Increase (Decrease)—Investor Shares	(2,347,152)	(61,115)	(4,141,562)	(124,012)
Admiral Shares
Issued	4,111,581	61,245	5,688,923	96,894
Issued in Lieu of Cash Distributions	1,242,899	19,236	480,666	8,664
Redeemed	(2,809,246)	(41,910)	(2,391,598)	(41,495)
Net Increase (Decrease)—Admiral Shares	2,545,234	38,571	3,777,991	64,063

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	633,335	—	435	23,672	—	631,584
Xylem Inc.	333,760	36,974	—	5,209	—	388,114
Vanguard Market Liquidity Fund	1,597,659	NA2	NA [2]	1,404	—	1,585,064
Vanguard Total Stock Market ETF	292,247	—	168,527	1,048	—	—
Vanguard Value ETF	183,292	—	32,111	2,951	—	104,251
Total	3,040,293			34,284	—	2,709,013
1 Includes net realized gain (loss) on affiliated investment securities sold of $200,613,000.
2 Not applicable—Purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,197,331,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,086,325,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 64.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.36%	15.24%	7.90%
Returns After Taxes on Distributions	13.17	14.68	7.13
Returns After Taxes on Distributions and Sale of Fund Shares	8.96	12.29	6.42

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.78	$1.81
Admiral Shares	1,000.00	1,051.27	1.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.84	1.38
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2014: $72,000
Fiscal Year Ended October 31, 2013: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2014: $6,605,127
Fiscal Year Ended October 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2014: $2,176,479
Fiscal Year Ended October 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2014: $316,869
Fiscal Year Ended October 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2014: $198,163
Fiscal Year Ended October 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2014: $515,032
Fiscal Year Ended October 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2014
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number

2-17620, Incorporated by Reference.